OneLink Communications, Inc.

                         -------------------------------

                    Notice of Annual Meeting of Shareholders
                             to be held May 22, 1998

                        --------------------------------

         The Annual Meeting of Shareholders of OneLink Communications, Inc. will be held at the Company's headquarters located at 10340 Viking Drive, Suite 150, Eden Prairie, MN 55344, on Friday, May 22, 1998 at 3:00 PM, local time for the following purposes:

         1.       To elect five directors to the Board of Directors.

         2. To ratify the selection of Ernst & Young, LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998.

         3. To transact such other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the 1997 Annual Report to Shareholders, which are being sent to you by order of the Board of Directors.

         Only shareholders of record shown on the books of the Company at the close of business on April 10, 1998 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

                                                     Sincerely,



                                                     Ronald E. Eibensteiner
                                                     Chairman

Dated:  April 16, 1998
         Eden Prairie, MN 55344

                          OneLink Communications, Inc.
                          10340 Viking Drive, Suite 150
                             Eden Prairie, MN 55344

                         ------------------------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                             to be held May 22, 1998

                     ---------------------------------------

                                  INTRODUCTION


         This Proxy Statement is being furnished to the shareholders of OneLink Communications, Inc. in connection with the solicitation by the Board of Directors of OneLink Communications, Inc. ("OneLink" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, May 22, 1998 at 3:00 PM local time at the Company's headquarters, located at 10340 Viking Drive, Suite 150, Eden Prairie, MN, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The Company expects that this Proxy Statement, the related Proxy and the Notice of Annual Meeting will be first mailed to OneLink shareholders on or about April 16, 1998.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at anytime prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Annual Meeting.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of OneLink's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed April 10, 1998 as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on March 15, 1998 there were 4,991,696 shares of OneLink's Common Stock (the "Common Stock") issued and outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to beneficial ownership of Common Stock as of March 15, 1998 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the company to own beneficially more than five percent of the Company's Common Stock. The address of each beneficial owner, except Perkins Capital Management, Inc., Richard W. Perkins, Royal Oaks Reality and Wayne W. Mills, is 10340 Viking Drive, Suite 150, Minneapolis, MN 55344.

                                        Number of
                                         Shares         Percent of
                                       Beneficially     Outstanding
   Name of Shareholder                  Owned (1)       Shares (1)
   -------------------                  ---------       ----------

Paul F. Lidsky (2)                        30,000           0.6%
Ronald E. Eibensteiner (3)               588,000          11.8%
Vin Weber (4)                             45,869           0.9%
John F. Stapleton (5)                      5,000           0.1%
Thomas M. Kieffer (5)                      5,000           0.1%
All executive officers and directors     921,575          18.5%
    as a group (nine persons) (6)
Perkins Capital Management, Inc. (7)   1,420,400          28.5%
Richard W. Perkins (8)                   815,000          16.3%
Royal Oaks Reality (9)                   800,000          16.0%
Wayne W. Mills (10)                      405,545           8.1%

         (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable with 60 days of March 15, 1998 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options or warrants but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

         (2) Includes 15,000 shares of common stock issuable upon exercise of warrants.

         (3) Includes 150,000 shares of common stock issuable pursuant to options exercisable within 60 days and 230,000 shares of common stock issuable upon exercise of warrants.

         (4) Includes 575 shares of common stock issuable upon exercise of warrants and 43,000 shares of common stock issuable pursuant to options exercisable within 60 days. Excludes 15,000 shares of common stock issuable pursuant to options exercisable upon reelection to the Board of Directors.

         (5) Includes 5,000 shares of common stock issuable pursuant to options exercisable within 60 days. Excludes 15,000 shares of common stock issuable pursuant to options exercisable upon reelection to the Board of Directors.

         (6) Includes 245,575 shares of common stock issuable upon exercise of warrants and 223,000 shares of common stock issuable pursuant to options exercisable within 60 days.

         (7) Perkins Capital Management, Inc. has sole power to vote or direct the vote for 246,500 shares and sole power to dispose or direct the disposition of all shares listed in the table as beneficially owned by it. Includes 810,000 shares of common stock issuable on exercise of warrants. The address of the holder is 730 East Lake Street, Wayzata, MN 55391-1769.

         (8) Richard W. Perkins has sole power to vote or direct the vote for 355,000 shares and sole power to dispose or direct the disposition of all shares listed in the table as beneficially owned by it. Includes 75,000 shares of common stock issuable on exercise of warrants. The address of the holder is 730 East Lake Street, Wayzata, MN 55391-1769.

         (9) Includes 500,000 shares of common stock issuable on exercise of warrants. The address of the holder is 4196 Lexington Avenue North, Shorview, MN 55126.

         (10) Includes 130,545 shares of common stock issuable on exercise of warrants. The address of the holder is The Colonnade, Suite 290, 5500 Wayzata Boulevard, Golden Valley, MN 55436.



         At a meeting of the directors on June 23, 1997, Nicholas Bluhm voluntarily resigned as President and Chief Executive Officer of the Company and Gregory Mohn voluntarily resigned from the Board of Directors. On August 4, 1997, at a meeting of the directors, Paul F. Lidsky was nominated and elected as President and Chief Executive Officer of the Company and to fill the vacancy on the Board of Directors created by the resignation of Gregory Mohn. The directors also expanded the size of the Board to seven (7) persons, and John Stapelton was elected as director. On October 6, 1997, Nicholas Bluhm voluntarily resigned from the Board of Directors. On November 19, 1997, at a meeting of the directors, Tomas Kieffer was nominated and elected to fill the vacancy on the Board of Director created by Nicholas Bluhm. In December, 1997 George Smith and Michael Corcoran voluntarily resigned from the Board of Directors. On January 2nd, 1998, the Board of Directors decreased the size of the Board to five (5) persons.

              ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS
                                  (Proposal #1)

         The Board of Directors has set the number of directors to be elected for the ensuing year at five. Ronald E. Eibensteiner, Paul F. Lidsky, John F. Stapleton, Thomas M. Kieffer, and Vin Weber are all current directors of the Company. The Board of Directors has nominated all five of them to stand for reelection at the Annual Meeting, and all of them have consented to stand for reelection.


         Vote Required: THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE. The election of each of the nominees requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

         In the absence of other instructions, the Proxies will be voted for each of the Nominees. If elected, each Nominee shall serve until the next annual meeting of shareholders and until his successor has been elected and qualified. If any of the Nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is recommended by the Board of Directors, or, in the absence of such recommendation, for such fewer number of directors as remain willing and able to serve.

         The following table provides certain information with respect to the Company's directors:

 Name                      Age       Position                     Director Since
 ----                      ---       --------                     --------------
 Ronald E. Eibensteiner     47       Chairman and Secretary             1996
 Paul F. Lidsky             44       President, CEO and Director        1997
 Vin Weber                  45       Director                           1994
 John F. Stapleton          54       Director                           1997
 Thomas M. Kieffer          40       Director                           1997



         Ronald E. Eibensteiner joined the Company as Chairman of the Board of Directors in May 1996. He is President of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Mr. Eibensteiner is a director of Reality Interactive, Inc., an electronic publisher of quality information for Fortune 500 companies; IVI Publishing, Inc., an electronic publisher of interactive, multimedia health and wellness information; and IntraNet Solutions, Inc, a provider of Web-based document management solutions for corporate intranets. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Plantinum technology, inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. He holds a BS in Political Science from the University of Minnesota.

         Paul F. Lidsky joined the Company as President and CEO in September 1997 with 14 years of telecommunications experience. Prior to joining OneLink, he served as the Executive Vice President, Strategy and Business Development for Norstan, Inc. In this position, he was responsible for the development of corporate strategies, market positioning and new business development. This included the identification of acquisition targets and leadership of Norstan's acquisition teams. His prior positions with Norstan included Executive Vice President-Norstan Integration Services, Vice President of Sales and General Manager of the Ohio Branch. Mr. Lidsky was a Product Manager with Electronic Engineering Company when it was acquired by Norstan, Inc. in 1985. He is a director of Ancor Communications.

         Vin Weber has been a Director of the Company since 1994 and is a partner at Clark and Weinstock, a company that provides strategic advice to business interested in the government processes of the legislative and executive branches of government. Prior to joining Clark and Weinstock, Mr. Weber established Empower America, a non-profit organization formed to advocate policies that emphasize individual responsibility and accountability in matters relating to the economy, social welfare and education. Prior to that, he served 12 years in the United States Congress representing Minnesota's Second Congressional District. He is a director of Department 56, Inc., Mark Centers Trust Ltd., ITT Education Services, Inc., TCF National Bank, and Vallen Inc.

         John F. Stapleton joined the Company as a Director in August 1997. Mr. Stapleton is currently Chairman of the Board of Directors of Advanced
BioSurfaces, Inc. ("ABS"), a company engaged in the development of certain medical technology. Prior to joining ABS as its CFO in 1995, Mr. Stapleton was Chairman and CEO of Prodea Software Corporation, a company that develops and markets custom software products and database management services. He was also Chairman and CEO of Mirror Technologies and for Bank Compensation Strategies, Inc. Mr. Stapleton founded Coordinated Management Systems, Inc. which commercialized a marketing information system for the consumer package goods industry. He also founded Decisions Support Services, Inc. to develop software to enable consumer marketers to use the Britton-Lee intelligent data base machine to analyze grocery scanning data.

         Thomas M. Kieffer joined the Company as a Director in August 1997. In 1986, Mr. Kieffer founded Connect, a wholly owned subsidiary of Norstan specializing in information technology consulting and services. Connect merged with Norstan in June of 1996 and Mr. Kieffer is now the Executive Vice President of Development and Acquisitions. Mr. Kieffer has more than 17 years of experience in the computer industry and has published dozens of articles on information technology and co-authored a book: Get Connected, A Guide to Telecommunications.

Board and Committee Meetings

          During fiscal 1997, the Board of Directors held five meetings. Directors and Committee members may take formal actions by unanimous written consent, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1997, the Compensation Committee met twice. Each director attended 75% or more of the total number of meetings of the Board of Directors or Committee of which they were a member.

          The Company's Compensation Committee provides recommendations concerning salaries and bonuses for officers of the Company and stock options for officers and employees of the Company. The members of the committees are Ron Eibensteiner, John Stapleton and Thomas Kieffer.



Compensation of Directors

         General Policy. Directors presently do not receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

         Stock Options. Under the Company's Amended and Restated 1994 Stock Option Plan, nonemployee director receives an option to purchase 50,000 shares of Company Common Stock upon such director's initial election or appointment to the Board. No further options will be granted to nonemployee directors upon a directors subsequent reelection to the Board by the shareholders. The options vest in the following manner: 5,000 shares upon initial election or appointment to the Board; 15,000 shares upon first reelection to the Board by the Shareholders; 15,000 shares upon second reelection to the Board by the
Shareholders; 15,000 shares upon third reelection to the Board by the Shareholders. The exercise price of the options are equal to the fair market value of the Company's Common Stock on the date the nonemployee director is initially elected or appointed to the Company's Board.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid by the Company during the Company's last three fiscal years to the persons who served as President and Chief Executive Officer of the Company during the fiscal year which ended December 31, 1997. No other executive officer of the Company earned a total annual salary and bonus in excess of $100,000 during fiscal 1997.

                                                            Annual Compensation
                                                 --------------------------------------    Long-Term
                                                                                          Compensation
                                                                                             Awards
                                                                                           Securities
                                                                         Other Annual      Underlying
       Name and Principal Position      Year    Salary ($)    Bonus ($)  Compensation      Options (#)
       ---------------------------      ----    ----------    ---------  ------------     ------------
       Paul  F.  Lidsky,  President,    1997      $49,423        $0         $1,800          600,000
       CEO, and Director (1)

       Nicholas  C.  Bluhm,   Former    1997      $64,197        $0
       President,  CEO and  Director
       (2)
                                        1996      $56,250        $0           $0            600,000(3)


       Ian   D.    Packer,    Former    1996      $76,238        $0           $0             32,000(3)
       President,   CEO,   CFO   and
       Director
                                        1995      $81,250      $9,750         $0             29,138(3)


         (1) Mr. Lidsky was appointed to this position on September 2, 1997. He signed a two year employment agreement that includes a monthly base salary of $12,500 plus out-of-pocket expenses incurred in the performance of his duties, including an automobile allowance of $450 per month.

         (2) Mr. Bluhm was appointed to these positions on May 13, 1996. While Mr. Bluhm did not receive any cash compensation in 1996, he received deferred compensation of $56,250. The deferred compensation was paid out in 1997 along with interest of $6,105.

         (3) Such options terminated in connection with Mr. Bluhm's and Mr. Packer's resignations.

         Employment   Agreements   The  Company  has  entered  into  a  two-year
employment   agreement  with  Mr.  Lidsky  effective  September  2,  1997,  with provisions for annual renewals. The agreement provides an annual salary of $150,000, incentives to earn 50% of his annual salary and a grant of 400,000 stock options with vesting tied to specific performance criteria linked to the Company's profitability and the passage of time. The agreement also provides that, in the event of a change in control (as defined in the agreement) where Mr. Lidsky would be entitled to his base salary plus health, life and disability insurance until the earlier of (a) full-time employment or (b) twelve months from the date of termination of employment. On November 19, 1997, Mr. Lidsky was granted an additional 200,000 stock options with vesting tied to specific stock price appreciation targets.

Option/SAR Grants During 1997 Fiscal Year

         The following tables sets forth the options that were granted to the executive officers named in the Summary Compensation Table during the Company's last fiscal year which ended December 31, 1997.

                                     Number of       Percent of
                                    Securities     Total Options/
                                    Underlying    SARs Granted to     Exercise or
                                   Options/SARs     Employees in       Base Price        Expiration
                  Name             Granted (#)      Fiscal Year        ($/Share)            Date
        -------------------        ------------   ---------------     -----------        ----------
        Paul F. Lidsky                400,000          44.3%             $1.00            09/02/07
                                      200,000          22.2%             $1.50            11/19/07

        Nicholas C. Bluhm             600,000          34.2%             $1.75            09/03/06(1)

        Ian D. Packer                 32,000            1.8%             $2.375           04/01/01(1)


         (1) Such options terminated in connection with Mr. Bluhm's and Mr. Packer's resignation.

Option/SAR Exercises During Fiscal 1997 and Fiscal Year-End Option/SAR Values

         The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended December 31, 1997, by the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised stock options held by such officers.

                           Number of                  Number of Unexercised      Value of Unexercised In-
                        Shares Acquired    Value     Options at Fiscal Year        the-Money Options at
                               On         Realized             End                 Fiscal Year End ($)
            Name            Exercise        ($)     (exercisable/unexercisable)(exercisable/unexercisable)(1)
            ----       ----------------- ---------  --------------------------- --------------------------

      Paul F. Lidsky          None           0              0/400,000                   $0/100,000
                              None           0              0/200,000                      $0/0

      Nicholas C.             None           0           0 / 600,000(2)                 $0 / 0(2)
      Bluhm

      Ian D. Packer           None           0           0 / 154,138 (2)                $0 / 0 (2)

         (1) The value of the options equals the difference between $1.25, the closing bid price of the Company's Common Stock on December 31, 1997 as reported by the Nasdaq SmallCap Market, and the option exercise price per share, multiplied times the number of shares subject to such options.

         (2) Such options terminated in connection with Mr. Bluhm's and Mr. Packer's resignation.


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal #2)

          The Board of Directors unanimously recommends that the shareholders ratify the appointment of Ernst & Young LLP, independent public accountants, as the Company's independent public accountants for the fiscal year ending December 31, 1998. Unless otherwise instructed, the Proxies will be so voted. Ernst & Young LLP has served as the Company's independent public accountants since September 27, 1995.

          Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to questions form the Company's shareholders.


             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to Insiders were compiled with except that Forms 3 were filed late by Messrs. Stapleton and Lidsky relating to their election as directors on September 2, 1997.


                              SHAREHOLDER PROPOSALS

          Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the annual meeting for the fiscal year ending December 31, 1998 must be received by the Company at its offices by December 16, 1998, to be considered for inclusion in the Company's proxy statement and related proxy for such annual meeting.


                                 OTHER BUSINESS

          The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.

                                OTHER INFORMATION

          Enclosed with this Proxy Statement is a copy of the Company's 1997 Annual Report to Shareholders.

          THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. SUCH REQUESTS SHOULD BE SENT TO ONELINK COMMUNICATION, INC., MICHAEL J. RYAN, CHIEF FINANCIAL OFFICER, 10340 VIKING DRIVE, SUITE 150, EDEN PRAIRIE, MN 55344.

                                                By order of  Board of Directors



                                                Ronald E. Eibensteiner
                                                Chairman

Dated:  April 16, 1998
         Eden Prairie, MN

                          ONELINK COMMUNICATIONS, INC.
                    Proxy for Annual Meeting of Shareholders

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL F. LIDSKY and RONALD E. EIBENSTEINER, or either of them acting alone, with the power of substitution, as proxies to represent and vote, as designated on the reverse, all shares of Common Stock of OneLink Communications Inc. registered in the name of the undersigned, at the Annual Meeting of Shareholders of OneLink Communications, Inc. to be held on May 22, 1998, at 3:00 p.m., Central Standard Time at the Company's headquarters located at 10340 Viking Drive, Suite 150, Eden Prairie, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

1.   ELECTION OF DIRECTORS
       [ ] FOR all nominees listed below (expect as marked to the contrary below)

       [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

       To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below:
          Paul Lidsky               Vin Weber                Ronald Eibensteiner
          John Stapleton            Thomas Kieffer

2. APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.
          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. OTHER MATTERS; IN THEIR DISCRETION THE APPOINTED PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOUNMENT.
          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN




This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted for the election of the nominees set forth in Item 1 and for Item 2. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by authorized person.


                                            ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature if held jointly


                                            Dated                         ,1998
                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THE PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE